UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 28, 2008


                          GULF ISLAND FABRICATION, INC.
             (Exact name of registrant as specified in its charter)


            Louisiana                0-22303                72-1147390
  (State or other jurisdiction     (Commission            (IRS Employer
        of incorporation)          File Number)         Identification No.)


                                583 Thompson Road
                             Houma, Louisiana 70363
               (Address of principal executive offices)(Zip Code)



                                 (985) 872-2100
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))



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Item 5.02      Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On February 28, 2008, the Board of Directors approved the following annual compensation for the principal executive officer, principal financial officer and other named executive officers for the year 2008: Salary for Kerry J. Chauvin, Chairman, President and CEO will be $500,000; salary for Kirk J. Meche, Executive Vice-President-Operations will be $265,000; salary for Robin A. Seibert, Vice-President-Finance, Chief Financial Officer and Treasurer will be $200,000, salary for William G. Blanchard, President of Gulf Island, L.L.C. will be $175,000, and salary for Johannes Ikdal, President of Gulf Marine Fabricators will be $185,000. In addition, for 2008 the executive officer bonuses will be computed as a percentage of the consolidated income before taxes and before the deduction of the bonuses. The applicable bonus percentages for Messrs. Chauvin, Meche, Seibert, Blanchard and Ikdal will be 1.00%, .45%, .25%, .08%, and .08%, respectively. Messrs. Blanchard and Ikdal will receive an additional bonus of ..47% and .34% of Gulf Island, L.L.C. and Gulf Marine Fabricators, respectively, separate company operating income before the deduction of this bonus. A summary of the 2008 Compensation of the company's Named Executive Officers and Directors is attached as Exhibit 10.1 of the Form 8-K.


Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

     Effective February 28, 2008, the Board of Directors amended the Company's By-laws to (i) decrease the size of the Board to eight directors. A copy of the By-laws as amended and restated is attached as Exhibit 3.2 to this Form 8-K.


Item 9.01      Financial Statements and Exhibits.

     (d)   Exhibits.

     3.2. By-laws of the Company as Amended and Restated through February 28, 2008.

     10.1. Compensation of Named Executive Officers and Directors.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GULF ISLAND FABRICATION, INC.


                                       By:        /s/ Robin A. Seibert
                                           -------------------------------------
                                                     Robin A. Seibert
                                                Vice President - Finance,
                                                 Chief Financial Officer
                                                      and Treasurer
                                              (Principal Financial Officer
                                               and Duly Authorized Officer)

Dated: March 3, 2008